UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2012

REMEC Liquidating Trust

(Exact name of registrant as specified in its charter)

California	1-16541	27-6929969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10636 Scripps Summit Court, Ste. 143 San Diego, CA 92131

(Address of principal executive offices, with zip code)

(858) 259-4265

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 17, 2012, the REMEC Liquidating Trust (the “Trust”) completed and sent its annual Grantor Letter and Statement of Income/(Loss) as of December 31, 2011 (the “Statement”) to the Unit holders (“Beneficiaries”) of the Trust.

The Statement is intended to provide tax information that a Beneficiary is required to include in the Beneficiary’s Federal income tax reporting requirements.

The foregoing summary is qualified in its entirety by reference to the Grantor Letter and Statement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, this information in this Item 2.02 and Exhibits 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and the financial information contained in such exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Regulation FD Disclosure.

Reference is made to the information disclosed pursuant to Item 2.02 above. The information furnished under this Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit.

Exhibit No.	Description

99.1	REMEC Liquidating Trust 2011 Grantor Letter and Statement of Income/(Loss) for the year-ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMEC Liquidating Trust

Date: February 17, 2012	By:	/s/ Richard A. Sackett
Richard A. Sackett
Trustee

Exhibit Index.

Exhibit No.	Description

99.1	REMEC Liquidating Trust 2011 Grantor Letter and Statement of Income/(Loss) for the year-ended December 31, 2011.